UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Perry Parkway, Suite 13 Gaithersburg, MD	20877
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (301) 825-5320

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CBMG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report is the form of presentation that Cellular Biomedicine Group, Inc. (the “Company”) intends to use in connection with a virtual R&D Showcase to be held at 8:00 AM Eastern Standard Time on Monday, July 13, 2020. Attached as Exhibit 99.2 to this Current Report is the Press Release for the presentation.

The foregoing (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

99.1
Presentation, dated July 13, 2020
99.2
Press Release, dated July 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: July 13, 2020	By:	/s/ Tony (Bizuo) Liu
Tony (Bizuo) Liu
Chief Executive Officer